EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Peter M. Weil, in my capacity as Chief Executive Officer of Ashworth, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     1. the Quarterly Report of the Registrant on Form 10-Q for the quarter ended April 30, 2007 (the “Report”), to which this certification is attached as an exhibit fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 18, 2007	/s/ Peter M. Weil
Peter M. Weil
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.